                                                                   EXHIBIT 10.62

                   AMENDMENT NO. 1 TO THE SECOND AMENDED AND
                           RESTATED CREDIT AGREEMENT

          AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 2, 1998, among Coinmach Corporation, a Delaware corporation (the "Borrower"), Coinmach Laundry Corporation, a Delaware corporation ("Holdings"), the banks party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Banks"), Bankers Trust Company as Administrative Agent (the "Administrative Agent") for the Banks and First Union National Bank as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agents, the "Agents" and the "Existing Tranche B Term Loan Banks"), and each of the banks listed on Schedule A hereto (each, a "New Tranche B Term Loan Bank" and, collectively, the "New Tranche B Term Loan Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to the Second Amended and Restated Credit Agreement, dated as of March 2, 1998 (the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. The Existing Tranche B Term Loan Banks hereby sell and assign to each New Tranche B Term Loan Bank without recourse and without representation or warranty (other than as expressly provided herein), that portion of the Existing Tranche B Term Loan Banks' rights and obligations under the Credit Agreement as of the date hereof which represents for such New Tranche B Term Loan Bank, the percentage as is set forth opposite its name on Schedule A of the Total Tranche B Term Loan Commitment and of the outstanding principal of the Tranche B Term Loans (for each such New Tranche B Term Loan Bank, its "Share"), and such Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each such New Tranche B Term Loan Bank pursuant to this Amendment.

          2. In accordance with the requirements of Section 13.04 of the Credit Agreement, on the Amendment No. 1 Effective Date (as defined below), the Credit Agreement shall be amended by deleting Annex I thereto in its entirety and by inserting in lieu thereof a new Annex I in the form of Schedule B hereto.

          3. On and after the Amendment No. 1 Effective Date, Annex II to the Credit Agreement shall be amended by deleting such Annex in its entirety and inserting in lieu thereof a new Annex II in the form of Schedule C hereto.

          4. Each of the Existing Tranche B Term Loan Banks (i) represent and warrant that they are the legal and beneficial owners of the interest being assigned by them hereunder and that such interest is free and clear of any adverse claim; (ii) make no representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) make no representation or warranty and assume no responsibility with respect to the financial condition of Holdings or the Borrower or the performance or observance by Holdings or the Borrower of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

          5. Each New Tranche B Term Loan Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

          6. The Existing Tranche B Term Loan Banks, the New Tranche B Term Loan Banks and the Administrative Agent hereby agree that (x) all interest on any New Tranche B Term Loan Bank's Share of the Tranche B Term Loans accrued prior to the delivery by such New Tranche B Term Loan Bank of the amount re-ferred to in clause (ii) of Section 12 of this Amendment, shall be for the account of the Existing Tranche B Term Loan Banks and (y) all such interest accrued on and after the delivery of the amount referred to in clause (ii) of such Section 12 shall be for the account of such New Tranche B Term Loan Bank.

          7. In accordance with Section 12.04(b) of the Credit Agreement, on and as of the date upon which each New Tranche B Term Loan Bank delivers the amount referred to in clause (ii) of Section 12 of this Amendment, such New Tranche B Term Loan Bank shall become a "Bank" and a "Tranche B Term Loan Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 13.15 of the Credit Agreement, the Administrative Agent shall record the transfers contemplated hereby in the Bank Register.

          8. In order to induce the New Tranche B Term Loan Banks to enter into this Amendment, Holdings and the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Amendment No. 1 Effective Date (as hereinafter defined), both before and after giving effect to this Amendment; and

               (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment No. 1 Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date (it being understood that any representations or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          12. Subject to Section 13 of this Amendment, this Amendment shall become effective on the date (the "Amendment No. 1 Effective Date") when (i) Holdings, the Borrower, the Agents, the Existing Tranche B Term Loan Banks and each New Tranche B Term Loan Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) each New Tranche B Term Loan Bank shall have delivered to the Administrative Agent for the account of the Existing Tranche B Term Loan Banks, an amount equal to such New Tranche B Term Loan Bank's Share of the principal amount of the outstanding Loans.

          13. Notwithstanding Section 12 of this Amendment, if for any reason any New Tranche B Term Loan Bank shall not have (i) signed a counterpart hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Tranche B Term Loan Bank's Share of the principal amount of the outstanding Loans, in each case on or prior to March 15, 1998, then, if the Existing Trache B Term Loan Banks agree, this Amendment shall become effective notwithstanding such failure, provided, that (x) Schedule
                                                     --------
B shall be modified to delete any such New Tranche B Term Loan Bank and such New Tranche B Term Loan Bank's Share shall be retained by the Existing Tranche B Term Loan Banks and (y) the signature pages of this Amendment shall be deemed revised to delete such New Tranche B Term Loan Bank's name therefrom.

          14. From and after the Amendment No. 1 Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                 *     *     *


          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              COINMACH LAUNDRY CORPORATION

                              By:  /S/ ROBERT M. DOYLE
                                   -------------------
                                   Name: ROBERT M. DOYLE
                                   Title: SENIOR VICE PRESIDENT


                              COINMACH CORPORATION

                              BY:  /S/ ROBERT M. DOYLE
                                   -------------------
                                   Name: ROBERT M. DOYLE
                                   Title: SENIOR VICE PRESIDENT

                              BANKERS TRUST COMPANY,
                              Individually and as
                              Administrative Agent

                              BY:  /S/ PATRICIA HOGAN
                                   ------------------
                                   Name: PATRICIA HOGAN
                                   Title: PRINCIPAL

                              FIRST UNION NATIONAL BANK,
                              Individually and as
                              Syndication Agent

                              BY:  /S/ FREDERICK W. PRICE
                                   ----------------------
                                   Name: FREDERICK W. PRICE
                                   Title: SENIOR VICE PRESIDENT

                              THE BANK OF NOVA SCOTIA

                              By:  /S/ J. ALAN EDWARDS
                                   --------------------
                                   Name: J. ALAN EDWARDS
                                   Title: AUTHORIZED SIGNATORY

                              BANQUE PARIBAS

                              By:  /S/ KAREN E.COONS
                                   ---------------------
                                   Name: KAREN E. COONS
                                   Title: VICE PRESIDENT


                              By:  /S/ NICHOLAS C. MAST
                                   --------------------
                                   Name: NICHOLAS C. MAST
                                   Title: REGIONAL GENERAL
                                          MANAGER

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:  /S/ VLADIMIR LABUN
                                   ------------------
                                   Name: VLADIMIR LABUN
                                   Title: FIRST VICE PRESIDENT -
                                          MANAGER

                              DEEP ROCK and COMPANY
                              By:  Eaton Vance Management,
                              as Investment Advisors


                              By:  /S/ PAYSON F.SWAFFIELD
                                   --------------------------
                                   Name: PAYSON F. SWAFFIELD
                                   Title: VICE PRESIDENT

                              DRESDNER BANK AG, NEW YORK &
                                 GRAND CAYMAN BRANCHES


                              By:  /S/ JOHN W. SWEENEY
                                   -------------------
                                   Name: JOHN W. SWEENEY
                                   Title: ASSISTANT VICE
                                          PRESIDENT


                              By:  /S/ THOMAS J. NADRAMIA
                                   ----------------------
                                   Name: THOMAS J. NADRAMIA
                                   Title: VICE PRESIDENT

                             ING HIGH INCOME PRINCIPAL
                              PRESERVATION FUND HOLDINGS, LDC
                              By: ING Capital Advisors, Inc.,
                              as Investment Advisor


                              By:  /S/ MICHAEL D. HATLEY
                                   ---------------------
                                   Name: MICHAEL D. HATLEY
                                   Title: VICE PRESIDENT &
                                          PORTFOLIO MANAGER

                              KZH-ING-2 CORPORATION

                              By:  /S/ VIRGINIA CONWAY
                                   --------------------
                                   Name: VIRGINIA CONWAY
                                   Title: AUTHORIZED AGENT

                              FLOATING RATE PORTFOLIO
                               by: Chancellor LGT Senior Secured Management, Inc. as Attorney-in-Fact


                              By:  /S/ ANTHONY R. CLEMENTE
                                   -----------------------
                                   Name: ANTHONY R. CLEMENTE
                                   Title: MANAGING DIRECTOR

                              KEYPORT LIFE INSURANCE COMPANY


                              By:  /S/ DANIEL T. H. YIN
                                   -----------------------
                                   Name: DANIEL T. H. YIN
                                   Title: ASSISTANT VICE
                                          PRESIDENT

                              LEHMAN COMMERCIAL PAPER, INC.


                              By:  /S/ MICHELE SWANSON
                                   ----------------------
                                   Name: MICHELE SWANSON
                                   Title: AUTHORIZED SIGNATORY

                              MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY


                              By:  /S/ JOHN B. WHEELER
                                   ------------------------
                                   Name: JOHN B. WHEELER
                                   Title: MANAGING DIRECTOR

                              PILGRIM AMERICA PRIME RATE TRUST
                                  By: PILGRIM AMERICA INVESTMENTS INC., as its
                                  INVESTMENT MANAGER


                              By:  /S/ MICHAEL J. BACEVICH
                                   -------------------------
                                   Name: MICHAEL J. BACEVICH
                                   Title: VICE PRESIDENT

                              PRIME INCOME TRUST


                              By:  /S/ RAJESH K. GUPTA
                                   ----------------------------
                                   Name: RAJESH K. GUPTA
                                   Title: SENIOR VICE PRESIDENT

                              ROYAL BANK OF CANADA


                              By:  /S/ JOHN J. D'ANGELO
                                   --------------------
                                   Name: JOHN D'ANGELO
                                   Title: MANAGER

                                                                      SCHEDULE A
                                                              to Amendment No. 1
                                                              ------------------


New Banks                                                     Percentages
---------                                                     -----------

Bank of Nova Scotia                                               2.25%

Banque Paribas                                                    2.25%

Credit Lyonnais                                                   2.25%

Deep Rock and Company (Eaton Vance)                                 .5%

Dresdner Bank AG, New York & Grand Cayman Branches                2.25%

ING High Income Principal Preservation Fund Holdings,              4.5%
 LDC (ING Capital Advisors)

KZH-ING-2 Corporation (ING Capital Advisors)                       5.0%

Floating Rate Portfolio (Chancellor)                               2.5%

Keyport Life Insurance Co. (Chancellor)                            2.5%

Lehman Commercial Paper, Inc.                                     2.25%

Massachusetts Mutual Life Insurance Company                        9.5%

Pilgrim America Investments, Inc. I                                9.5%

Prime Income Trust (Dean Witter)                                   7.5%

Royal Bank of Canada                                              2.25%

                                                                         ANNEX I
                                                                         -------

                                  COMMITMENTS
                                  -----------

                               Tranche A        Tranche B       Tranche A        Tranche B
                               Term Loan        Term Loan      Revolving Loan  Revolving Loan
Bank                           Commitment       Commitment       Commitment      Commitment
-----                        --------------  ---------------  --------------  ---------------
Bankers Trust Company        $13,882,978.74  $    85,000,000  $ 5,384,973.38  $ 19,232,047.88

First Union National Bank      5,744,680.85        5,000,000    2,680,851.06     9,574,468.09

Credit Lyonnais, New York      5,265,957.45        4,500,000    2,457,446.81     8,776,595.74
 Branch

Lehman Syndicated Loans
 Inc.                          5,265,957.45                0    2,457,446.81     8,776,595.74

Transamerica Business
 Credit Corporation            5,265,957.45                0    2,457,446.81     8,776,595.74

Bank of Scotland               5,265,957.45                0    2,457,446.81     8,776,595.74

Royal Bank of Canada           6,542,553.19        4,500,000    3,053,191.49    10,904,255.32

Dresdner Bank AG, New York
 & Grand Cayman Branches       4,627,659.57        4,500,000    2,159,574.47     7,712,765.96

The Industrial Bank of         3,031,914.89                0    1,414,893.62     5,053,191.49
 Japan, Limited

Banque Paribas                 4,627,659.57        4,500,000    2,159,574.47     7,712,765.96

Fleet National Bank            4,627,659.57                0    2,159,574.47     7,712,765.96

The Bank of Nova Scotia        4,627,659.57        4,500,000    2,159,574.47     7,712,765.96

The Sakura Bank, Limited       4,627,659.57                0    2,159,574.47     7,712,765.96

Deep Rock & Company                       0        1,000,000               0                0

ING High Income Principal                 0        9,000,000               0                0
 Preservation Fund
 Holdings, LDC

KZH-ING-2 Corporation                     0       10,000,000               0                0

Lehman Commercial Paper,                  0        4,500,000               0                0
 Inc.

Floating Rate Portfolio                   0        5,000,000               0                0


Keyport Life Insurance Co.                0        5,000,000               0                0

Mass Mutual Life Insurance                0       19,000,000               0                0
 Company

Bank Polska Kasa Opieki
 S.A. - Group Pekao S.A.                  0                0    1,093,750.00     3,906,250.00

Pilgrim America                           0       19,000,000               0                0
 Investmeents, I

Prime Income Trust                        0       15,000,000               0                0

Firstrust Bank                 1,595,744.68                0      744,680.85     2,659,574.47
                             --------------  ---------------  --------------  ---------------
         TOTAL:              $75,000,000.00  $200,000,000.00  $35,000,000.00  $125,000,000.00

                                                                        ANNEX II
                                                                        --------

                                 BANK ADDRESSES
                                 --------------


Bankers Trust Company
130 Liberty Street
New York, New York  10006
Attention:      Thomas P. Prior
Telephone:      (212) 250-7188
Telecopier:     (212) 250-7200


First Union National Bank
301 S. College Street, DC-5
Charlotte, North Carolina  28288
Attention:      Frederick Price
Telephone:      (704) 374-4062
Telecopier:     (704) 374-3300


Lehman Syndicated Loans, Inc.
3 World Financial Center, 10th Floor
New York, New York  10285
Attention:      Michele Swanson
Telephone:      (212) 526-0330
Telecopier:     (212) 528-0819


Lehman Commercial Paper, Inc.
3 World Financial Center, 10th Floor
New York, New York  10285
Attention:      Michele Swanson
Telephone:      (212) 526-0330
Telecopier:     (212) 528-0819


Bank of Scotland
565 Fifth Avenue
New York, New York  10017
Attention:      Annie Chin-Tat
Telephone:      (212) 450-0871
Telecopier:     (212) 557-9460

Credit Lyonnais, New York Branch
1301 Avenue of the Americas
New York, New York  10019
Attention:      Alexander Averbukh
Telephone:      (212) 261-7335
Telecopier:     (212) 459-3179


Fleet National Bank
One Federal Street
Mail Stop - MA of D03C
Boston, Massachusetts  02110
Attention:      Kerry McElhiney
Telephone:      (617) 346-4668
Telecopier:     (617) 346-5093


Bank of Nova Scotia
165 Broadway
1 Liberty Plaza, 26th Floor
New York, New York  10006
Attention:      Mary Ellen Rourke
Telephone:      (212) 225-5124
Telecopier:     (212) 225-5090


Bank Polska Kasa Opieki S.A. - Group Pekao S.A.
470 Park Avenue South, 15th Floor
New York, New York  10016
Attention:      William Shea
Telephone:      (212) 251-1203
Telecopier:     (212) 679-5910


Banque Paribas
227 West Monroe St., Suite 3300
Chicago, Illinois  60606
Attention:      Karen Coons
Telephone:      (312) 853-6011
Telecopier:     (312) 853-6020

Floating Rate Portfolio
For Administrative Notices
--------------------------------------
Chancellor LGT Asset Management, Inc.
50 California Street, 27th Floor
San Francisco, California  94111-4624
Attention:      Linda DiNapolio
Telephone:      (415) 445-7525
Telecopier:     (415) 296-0511


For Notices regarding Amendments and Waivers:
----------------------------------------------------
GT Global Floating Rate Fund, Inc.
c/o Chancellor LGT Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, New York  10036
Attention:      Susan McKofke
Telephone:      (212) 278-9647
Telecopier:     (212) 278-9847


Keyport Life Insurance Company
For Notices regarding Amendments and Waivers:
----------------------------------------------------
GT Global Floating Rate Fund, Inc.
c/o Chancellor LGT Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, New York  10036
Attention:      Susan McKofke
Telephone:      (212) 278-9647
Telecopier:     (212) 278-9847


Dresdner Bank AG, New York & Grand Cayman Branches
190 South LaSalle Street, Suite 2700
Chicago, Illinois  60603
Attention:      James Jerz
Telephone:      (312) 444-1314
Telecopier:     (312)444-1305


Firstrust
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Attention:      Kent Nelson
Telephone:      (215) 728-8285
Telecopier:     (215) 728-8767

The Industrial Bank of Japan, Limited
1251 Avenue of the Americas
New York, New York  10020-1104
Attention:      Chris Droussiotis
Telephone:      (212) 282-3323
Telecopier:     (212) 282-4490


Royal Bank of Canada
1 Financial Square, 24th Floor
Old Slip and Front Street
New York, New York  10005-3531
Attention:      Fred Haddad
Telephone:      (212) 428-2391
Telecopier:     (212) 428-2319


The Sakura Bank, Limited
277 Park Avenue, 45th Floor
New York, New York  10172
Attention:      Philip Schubert
Telephone:      (212) 756-6945
Telecopier:     (212) 888-7651


Transamerica Business Credit Corporation
555 Theodore Frend Avenue, Suite C-301
Rye, New York  10580
Attention:      Ron Walker
Telephone:      (914) 925-7233
Telecopier:     (914) 921-0110


Dean Witter
Prime Income Trust
Two World Trade Center - 72 Floor
New York, New York  10048
Attention:      Peter Gewitz
Telephone:      (212) 392-9034
Telecopier:     (212) 392-5345

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts  01111
Attention:      Steven Katz
Telephone:      (413) 744-6125
Telecopier:     (413) 744-6210


Pilgrim America
Two Renaissance Square
Phoenix, Arizona  85004
Attention:      Tim Hunt
Telephone:      (602) 417-8257
Telecopier:     (602) 417-8327


Eaton Vance
Deep Rock and Company
24 Federal Street 6th Floor
Boston, Massachusetts  02110
Attention:      Juliana Riley
Telephone:      (617) 348-0115
Telecopier:     (617) 695-9594


ING High Income Principal Preservation Fund Holdings, Inc.
333 South Grand Avenue - Suite 4250
Los Angeles, CA  90071
Attention:      Michael Hatley
Telephone:      (602) 417-8256
Telecopier:     (213) 346-3995


KZH-ING-2 Corporation
c/o The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York 10001
Attention:      Virginia Conway
Telephone:      (212) 946-7575
Telecopier      (212) 946-7776